Exhibit 99.1

FORM OF THIRD FORBEARANCE AGREEMENT AND AMENDMENT

Third Forbearance Agreement and Amendment, dated July 24, 2008 (this “Agreement”), to (a) the Second Amended and Restated Secured Convertible Note issued by WorldSpace, Inc., a Delaware corporation (the “Company”) to [Investor] (the “Investor”) on June 13, 2008 in the original principal amount of $[            ] (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Convertible Note” and together with all other Second Amended and Restated Secured Convertible Notes issued on June 13, 2008, the “Convertible Notes”), and (b) the Amended and Restated Secured Note issued by the Company to the Investor on June 13, 2008, in the original principal amount of $[            ] (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Bridge Note”, and together with all other Amended and Restated Secured Notes issued on June 13, 2008, the “Bridge Notes”). Capitalized terms used in this Agreement and not defined herein shall have the applicable meanings given to such terms in the Amendment Agreement (as defined below), the Convertible Note and the Bridge Note (the Convertible Notes and Bridge Notes, collectively, the “WorldSpace Notes”).

WITNESSETH:

WHEREAS, the Company issued to the Investor on June 13, 2008 the Bridge Note, the Convertible Note and warrants (the “Existing Forbearance Warrants”), which are exercisable to acquire shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”), each pursuant to the terms and conditions of that certain Amendment and Exchange Agreement (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Amendment Agreement”), dated as of June 13, 2008, by and among the Company, certain of the Company’s subsidiaries which are guarantors of the WorldSpace Notes (the “Guarantors”) and the Investor;

WHEREAS, pursuant to (a) Section 6 of the Bridge Note, the Company was required to redeem (the “June Mandatory Redemption”) $[            ] in Principal amount of the Bridge Note and accrued and unpaid Interest thereon (the “June Redemption Price”) on June 30, 2008 and (b) Section 2 of the Convertible Note, the Company was required to pay $[            ] (the “June Interest Payment”) in overdue Interest on the Convertible Note on June 30, 2008;

WHEREAS, the Company failed to effect the June Mandatory Redemption and make the June Interest Payment;

WHEREAS, the failure by the Company to (a) pay the Mandatory Redemption Price to the Investor on June 30, 2008 gave rise to an Event of Default pursuant to Section 4(a)(i) of the Bridge Note and pursuant to Section 4(a)(xvii) of the Convertible Note and (b) pay the June Interest Payment on June 30, 2008 gave rise to an Event of Default on July 4, 2008 pursuant to Section 4(a)(iv) of the Convertible Note and Section 4(a)(xvii) of the Bridge Note (each a “Specified Default” and collectively, the “Specified Defaults”);

WHEREAS, the Company and the Investor entered into that certain Forbearance Agreement and Amendment (the “Initial Forbearance Agreement”) dated July 3, 2008 whereby the Investor agreed to forbear from exercising remedies with respect to the Specified Defaults set forth in clause (i) above until July 9, 2008 (such period being hereinafter called, the “Initial Forbearance Period”) in exchange for Amended and Restated Forbearance Warrants; (the “Amended and Restated Forbearance Warrants”);

WHEREAS, the Company failed to effect the June Mandatory Redemption during the Initial Forbearance Period;

WHEREAS, the Company and the Investor entered into a Second Forbearance Agreement dated as of July 17, 2008 pursuant to the which the Company and the Investor agreed, inter alia, to extend the Initial Forbearance Period until July 31, 2008 in exchange for Second Amended and Restated Forbearance Warrants (“Second Amended and Restated Forbearance Warrants”) The exchange of the Amended and Restated Forbearance Warrants for the Second Amended and Restated Forbearance Warrants having been made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

WHEREAS, the Company has requested that the Investor agree and, subject to the terms and conditions of this Agreement, the Investor has agreed to forbear from exercising remedies with respect to the Specified Defaults for the period commencing on the Forbearance Effective Date (as defined below) and ending on the earlier to occur of the following dates: (a) the date on which any Default or Event of Default (other than the Specified Defaults) shall occur or exist, including, without limitation, any Default or Event of Default arising from the failure to comply with the terms and provisions contained in this Agreement and (b) September 15, 2008 (such period being hereinafter called, the “Forbearance Period”);

WHEREAS, in connection with this further extension of the Forbearance Period through September 15, 2008, the Company has agreed to pay to the Investor on or before July 25, 2008, (i) all accrued and unpaid interest on its Bridge Note through July 23, 2008 (“Bridge Interest Payment”), (ii) the June Interest Payment (as defined in Section 2 of the Convertible Note, as amended hereby), (iii) the July Interest Payment (as defined in Section 2 of the Convertible Note, as amended hereby) and (iv) the Investor’s pro-rata portion (based upon the Principal amount of the Bridge Notes outstanding as of the date of this Agreement) of the sum of $18,500,000, less the aggregate amounts of the Bridge Interest Payment, the June Interest Payment and the July Interest Payment), such amount being referred to as the “Bridge Principal Reduction Amount”. The sum of the Bridge Interest Payment and the Bridge Principal Reduction Amount is the Investor’s portion of the “July Forbearance Amount” (as defined in the Bridge Notes);

NOW, THEREFORE, the Investor, the Company and the Guarantors hereby agree as follows:

1. The Company and Guarantors’ Acknowledgments and Covenants. The Company and the Guarantors hereby acknowledge, confirm and agree that:

(a) As of the close of business on July 23, 2008, (i) the aggregate outstanding principal amount of the Bridge Notes is $35,186,365.84, (ii) the aggregate outstanding principal amount of the Convertible Notes is $53,599,779.73 and (ii) the Company is unconditionally indebted and liable for the repayment in full of the outstanding amount of all obligations under the WorldSpace Notes, without offset, defense or counterclaim of any kind, nature or description.

(b) Each of the Bridge Notes and the Convertible Notes have accrued and shall continue to accrue Interest on the outstanding principal amount of such notes until the date each such note is paid in full in accordance with the terms thereof. From July 1, 2008 until the aggregate of the July Forbearance Amount, the June Interest Payment and the July Interest Payment are paid in full, the Bridge Notes and Convertible Notes shall accrue interest at the default interest rates of eleven and eighteen one-hundredths percent (11.18%) and fifteen percent (15.0%), respectively, in accordance with the terms of the WorldSpace Notes; provided, however, that if at the time the Company pays the July Forbearance Amount in full an Event of Default has occurred and is continuing under the WorldSpace Notes, the Bridge Notes and Convertible Notes shall continue to accrue Interest at such default rates until such time as set forth in the WorldSpace Notes.

(c) All obligations under the Bridge Note and the Convertible Note are secured by valid, enforceable and perfected Liens in favor of the Collateral Agent, in such respective priorities set forth in the Security Documents, for the benefit of the Investor (other than Permitted Liens) in all of the Collateral (as defined in the Security Documents), which Liens are enforceable without offset, defense or counterclaim.

(d) (i) Each of the New Transaction Documents to which the Company or each Guarantor is a party has been duly executed and delivered to the Investor and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of the Company and the Guarantors contained in the New Transaction Documents to which they are a party constitute the legal, valid and binding obligations of the Company and the Guarantors, enforceable against them in accordance with their terms, and the Company and the Guarantors have no offset, defense or counterclaim to the enforcement of such obligations, and (iii) the Investor is and shall be entitled to the rights, remedies and benefits provided for in the New Transaction Documents, subject to the terms of this Agreement.

(e) (i) The Specified Defaults occurred as of July 1, 2008 under the WorldSpace Notes; (ii) the Specified Defaults entitle the Investor to (A) declare all or any portion of the Bridge Note and the Convertible Note to be immediately due and payable under the terms of such notes and the other New Transaction Documents and (B) exercise its rights and remedies under the WorldSpace Notes, the other New Transaction Documents, applicable law or otherwise; and (iii) the Investor’s agreement (subject to the terms and conditions hereof) to forbear from exercising its existing rights and remedies in respect of the Specified Defaults during the Forbearance Period is not, and shall in no way be deemed or construed as, a waiver by the Investor of the Specified Defaults or any other Default or Event of Default under the WorldSpace Notes or any other New Transaction Document whether now existing or hereafter occurring.

(f) The Investor’s execution of this Agreement shall not constitute a novation, refinancing, discharge, extinguishment or refunding nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the WorldSpace Notes or any of the other New Transaction Documents, except as expressly provided herein.

(g) (i) Neither the Company, the Guarantors nor any of their Subsidiaries or Affiliates has any claim or cause of action against the Investor or any Affiliate of the Investor (or any of the directors, officers, employees, agents, Affiliates or attorneys of the foregoing), and (ii) the Investor has heretofore properly performed and satisfied in a timely manner all of its obligations to the Company, the Guarantors and all of their Subsidiaries and Affiliates (if any) under the WorldSpace Notes and the other New Transaction Documents. Notwithstanding the foregoing, the Company and the Guarantors wish (and the Investor agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect the Investor’s rights, interests, security and/or remedies under the WorldSpace Notes and the other New Transaction Documents. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, the Company and the Guarantors for themselves and their Affiliates and the successors, assigns, heirs and representatives of each of the foregoing (collectively, the “Releasors”) do hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Investor or any Affiliates of the Investor, together with their respective successors, assigns, subsidiaries, affiliates, agents and attorneys (collectively, the “Released Parties”) from: (x) any and all liabilities, obligations, duties, responsibilities, promises or indebtedness of any kind of the Released Parties to the Releasors or any of them and (y) all claims, demands, disputes, offsets, causes of action (whether at law or equity), suits or defenses of any kind whatsoever (if any), which the Releasors or any of them had from the beginning of the world, now has or might hereafter have against the Released Parties or any of them, in either case of clauses (x) or (y) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind (1) that existed, arose or occurred at any time from the beginning of the world to the execution of this Agreement or (2) that could hereafter arise as a result, directly or indirectly, of the execution of (or the observance of the terms of) this Agreement, the WorldSpace Notes or any of the other New Transaction Documents. For purposes of the release contained in this clause (f), any reference to any Releasor shall mean and include, as applicable, such Person’s successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession, acting on behalf of such Person. As to each and every claim released hereunder, the Company and the Guarantors hereby represent that they have received the advice of legal counsel with regard to the releases contained herein and agrees that no such common law or statutory rule or principle shall affect the validity or scope or any other aspect of such release.

(h) All remaining unpaid obligations under the Bridge Note shall be paid in cash no later than the Maturity Date, September 15, 2008, as provided in Section 1 of the Bridge Note.

(i) Each of July Forbearance Amount, the June Interest Payment and the July Interest Payment shall be paid in cash to the Investor no later than July 25, 2008.

(j) On or before August 5, 2008, the Company shall pledge up to 100% (but in no event less than 66 2/3%) of the equity interests of WorldSpace Europe Holdings ApS (“WorldSpace Europe”) in favor of the Collateral Agent, for the benefit of the Investor and the other holders of the WorldSpace Notes, and the Company shall also cause WorldSpace Europe to (A) become a Guarantor (as defined in the Security Documents) by executing and delivering, to the extent legally permissible, a guaranty in favor of the Collateral Agent, for the benefit of the Investor and the other holders of WorldSpace Notes, in form and substance reasonably acceptable to the Required Holders, (B) become a Pledgor (as defined in the Security Documents) by executing and delivering, to the extent legally permissible, a joinder to the Security Agreement, in form and substance reasonably acceptable to the Required Holders, pledging all of its assets in favor of the Collateral Agent, for the benefit of the Investor and the other holders of the WorldSpace Notes and (C) pledge, to the extent legally permissible, its 65% equity interest in WorldSpace Italia SpA in favor of the Collateral Agent, for the benefit of the Investor and the other holders of the WorldSpace Notes. The Company and its Subsidiaries shall also, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the holders of the WorldSpace Notes and/or the Collateral Agent, acting on behalf of the holders of the WorldSpace Notes may reasonably request in order to perfect and protect the security interests in the foregoing collateral and any additional collateral.

(k) The Company has requested, and the Investor has no objection to, the Company’s payment of up to $1.5 million from funds received from Yenura Pty. Ltd. pursuant to the new $20 million subordinated financing arrangement between Yenura and the Company (as evidenced by an agreement dated as of July 24, 2008) to Persons, and in the respective amounts, identified by the Company to the Required Holders. The Company hereby agrees to make payment to the Persons, and in such amounts, by July 28, 2008.

(l) On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement (the “8-K Filing Time”), the Company shall file a Current Report on Form 8-K which such Form 8-K shall (i) describe the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and (ii) disclose all material, non-public information concerning the Company conveyed directly to the Investor, it being understood that information conveyed only to the Investor’s counsel and financial advisers shall not be deemed to have been conveyed directly to the Investor, (the “8-K Filing”). The 8-K Filing shall not refer to the Investor by name without the approval of the Investor to the 8-K Filing prior to its release. Subject to the foregoing, neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith that do not refer to the Investor by name and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor, and except as required by applicable law or regulation, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise.

2. Investor Acknowledgments. In reliance upon the representations and covenants and acknowledgments of the Company and the Guarantors contained in this Agreement and subject to the terms and conditions contained herein, during the Forbearance Period, the Investor agrees to forbear from exercising its rights and remedies under the New Transaction Documents or applicable law, solely with respect to the Specified Defaults.

3. No Waiver; Reservation of Rights. The Investor has not waived, is not by this Agreement waiving, and has no present intention of waiving, the Specified Defaults or any other Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Specified Defaults or otherwise), and nothing contained herein shall be deemed or constitute any such waiver. Subject to Section 2 above, the Investor reserves the right, in its discretion, to exercise any or all rights or remedies under the WorldSpace Notes, the other New Transaction Documents, applicable law and otherwise as a result of the Specified Defaults or any other Events of Default that may be continuing on the date hereof or any Events of Default that may occur after the date hereof, and the Investor has not waived any of such rights or remedies and nothing in this Agreement, and no delay on the Investor’s part in exercising such rights or remedies, should be construed as a waiver of any such rights or remedies. Upon the termination of the Forbearance Period, the agreement of the Investor to forbear and the other agreements of the Investor, in each case as set forth in Section 2 above, shall automatically and without further action terminate and be of no force and effect, it being understood and agreed that the effect of such termination will be to permit the Investor and the Collateral Agent (acting upon the instructions of the Investor and on behalf of the Investor) to exercise any and all of its rights and remedies at any time and from time to time thereafter, including, without limitation, the right to accelerate all or any portion of the obligations under the WorldSpace Notes and exercise any other rights and remedies set forth in the WorldSpace Notes, the other New Transaction Documents, applicable law or otherwise, in each case, without any notice, passage of time or forbearance of any kind. The Investor reserve the right to request any additional information (financial or otherwise) with respect to the Specified Defaults or any other Event of Default or otherwise.

4. Amendments. The Company, the Guarantors and the Investor wish to amend the WorldSpace Notes. Accordingly, on the Forbearance Effective Date, the parties hereto hereby agree as follows:

(a) Section 1 of the Bridge Note is hereby amended and restated in its entirety as follows:

“(1) MATURITY. On the Maturity Date, the Holder shall surrender this Bridge Note to the Company and the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges, if any . The “Maturity Date” shall be September 15, 2008.”

(b) Section 6 of the Bridge Note is hereby amended and restated in its entirety as follows:

“(6) INTENTIONALLY OMITTED.”

(c) The second sentence of Section 11(a) of the Bridge Note is hereby amended and restated in its entirety as follows:

“The Company shall deliver (i) the Mandatory Prepayment Price to the Holder on or before the Mandatory Prepayment Date and (ii) the Company Optional Redemption Price on or before the applicable Company Optional Redemption Date.”

(d) Section 25(xlvii) of the Bridge Note is hereby deleted.

(e) The following definition is hereby added in alphabetical order to Section 25 of the Bridge Note:

““July Forbearance Amount”: $16,592,131.40 in aggregate Principal amount plus accrued and unpaid Interest and any Late Charges thereon owed to all holders of the Bridge Notes.”

(f) Each of Section 4(a)(ix) of the Convertible Note and Section 4(a)(vi) of the Bridge Note is amended and restated in its entirety as follows:

“the Company breaches any representation, warranty, covenant or agreement in any Transaction Document that would have a Material Adverse Effect (as defined in the Securities Purchase Agreement), or the Company breaches any of the representations or warranties set forth in Sections 3(b)(xxxi), 3(b)(xxxii), 3(b)(xxxiii) or 3(b)(xxxiv) of the Amendment Agreements or the covenant set forth in Section 7.16 of the Securities Purchase Agreement or Section 9 of those certain Third Forbearance Agreement and Amendments, dated July 24, 2008, by and among the Company, the Guarantors and the investors listed on the signature pages thereto (collectively, the “Third Forbearance Agreement and Amendments”) except, in the case of a breach of a covenant (other than Section 7.16 of the Securities Purchase Agreement and Section 9 of the Third Forbearance Agreement and Amendments) which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days”

(g) The second sentence of Section 1 of the Convertible Note is hereby amended and restated in its entirety as follows:

“The “Maturity Date” shall be September 30, 2008; provided however, the Maturity Date shall be changed to be December 31, 2008 if the Company shall have paid in full on or before September 15, 2008 all amounts due (including, without limitation, principal, interest and late charges) on the Bridge Notes and provided further that if the Stockholder Approval (as defined in the Amendment Agreement (as amended by the Revised Second Forbearance and Amendment Agreements) has been obtained, the Company may elect to accelerate the Maturity Date of all of the Convertible Notes by providing written notice to each holder of the Convertible Notes of such election hereunder at least twenty (20) Business Days prior to the proposed accelerated Maturity Date.”

(h) The first sentence of Section 2 of the Convertible Note is hereby amended and restated in its entirety as follows:

“Interest on this Convertible Note shall commence accruing on July 24, 2008 and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on August 31, 2008 and the Maturity Date (the period of such accruing interest being referred to as an “Interest Period” and each such date, an “Interest Date”); provided, that accrued and unpaid Interest on this Convertible Note in an amount equal to [$            ] (the “June Interest Payment”) shall be paid to the Holder on or prior to July 25, 2008 (any such date for purposes hereof, also an Interest Date). Upon receipt by the Holder of the June Interest Payment, the Principal amount of this Note shall be automatically reduced by the amount of such payment. Accrued but unpaid Interest from the Amendment date through July 23, 2008 (the “July Interest Payment”) shall be paid to the Holder no later than July 25, 2008 (any such date for purposes hereof, also an Interest Date) and shall not reduce the Principal amount of this Note.”

(i) Section 4(j) of the Amendment Agreement is hereby amended and restated in its entirety as follows:

“Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), which initially shall be promptly called and held not later than September 12, 2008 (the “Stockholder Meeting Deadline”), a proxy statement, substantially in the form which has been previously reviewed by the Investor and Schulte Roth & Zabel LLP at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (the “Resolutions”) providing for the Company’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market (as defined below) (such affirmative approval being referred to herein as the “Stockholder Approval” and the date such approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of the Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause an additional Stockholder Meeting to be held each three month period thereafter until such Stockholder Approval is obtained.”

5. Reaffirmation of Guaranty; Agreement as New Transaction Document. Except as specifically set forth in this Agreement, the WorldSpace Notes and the other New Transaction Documents (including, without limitation, the terms of any guaranty or grant of security set forth therein) shall remain in full force and effect and are hereby ratified and confirmed. As of the Forbearance Effective Date, each reference to the WorldSpace Notes in any New Transaction Document shall mean and be a reference to the WorldSpace Notes as modified hereby and each reference to Warrants and Warrant Shares in any New Transaction Document shall mean and include the Second Amended and Restated Forbearance Warrants and the Second Amended and Restated Forbearance Warrant Shares, respectively, including without limitation for purposes of (a) determining whether issuance of Common Stock upon exercise of the Second Amended and Restated Forbearance Warrants constitute Excluded Securities and (b) obtaining the Stockholder Approval required by the Amendment Agreement. This Agreement and the Second

Amended and Restated Forbearance Warrants shall each constitute a New Transaction Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the WorldSpace Notes and the other New Transaction Documents. Accordingly, it shall be an Event of Default under the WorldSpace Notes if (i) any representation or warranty made by the Company or the Guarantors under or in connection with this Agreement shall have been untrue, false or misleading when made, or (ii) the Company or the Guarantors shall fail to perform or observe any term, covenant or agreement contained in this Agreement or the Second Amended and Restated Forbearance Warrants.

6. Effect on Second Forbearance Agreement and Amendments. The parties hereto agree that this Third Forbearance Agreement and Amendment replaces the Second Forbearance Agreement and Amendment dated as of July 17, 2008 (the “Prior Agreement”) in it is entirety and that, subject to the immediately following sentence, the terms and conditions of the Prior Agreement (and the letter agreement delivered by Noah Samara pursuant to the Prior Agreement) are void. Notwithstanding the foregoing, it is agreed and understood that all provisions in the Prior Agreement relating to the issuance and exercise of the Second Amended and Restated Forbearance Warrants are hereby ratified and confirmed by the Company, including, inter alia, the Securities Schedule and Sections 8 and 9 of the Prior Agreement (“Registration Rights” and “Holding Period”).

7. Conditions to Effectiveness. This Agreement shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Investor’s discretion (the date of such effectiveness being herein called the “Forbearance Effective Date”):

(a) The Investor shall have received a copy of this Agreement duly executed by the Company, the Guarantors and the Investor;

(b) Each other holder of Bridge Notes and Convertible Notes shall have executed a copy of a “Third Forbearance Agreement and Amendment” in form and substance substantially identical to this Agreement;

(c) All out-of-pocket expenses incurred by the Investor which have been invoiced in connection with this Agreement, the WorldSpace Notes or any other New Transaction Document, or the transactions contemplated by any of the foregoing, shall have been paid by the Company; and

(d) As of the Forbearance Effective Date, the representations and warranties set forth in Section 8 hereof shall be true and correct.

8. Representation and Warranties. In order to induce the Investor to enter into this Agreement, the Company and each Guarantor hereby represent and warrant that:

(a) At and as of the date of this Agreement, and both prior to and after giving effect to this Agreement, other than the Specified Defaults, no Default or Event of Default shall have occurred and be continuing or shall result from the execution of this Agreement.

(b) At and as of the date of this Agreement and at and as of the Forbearance Effective Date and after giving effect to this Agreement, each of the representations and warranties contained in the WorldSpace Notes and the other New Transaction Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).

(c) The Company and each Guarantor (i) has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (ii) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Agreement.

(d) The execution, delivery and performance by the Company and each Guarantor of this Agreement will not (i) violate any provision of federal, state, or local law or regulation applicable to any the Company or such Guarantor, the governing or organizational documents of any the Company or such Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on any the Company or such Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under loan or credit agreement, note, bond, mortgage, indenture, lease, deed of trust, agreement, contract, commitment, license (including, without limitation, the Communication Licenses), franchise, permit, understanding, instrument, or obligation or other arrangement to which the Company or such Guarantor is a party or by which the Company, such Guarantor or any of their properties or assets may be bound or affected of any the Company or such Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Company or such Guarantor, or (iv) require any unobtained approval of any the Company’s or such Guarantor’s interest holders or any unobtained approval or consent of any Person under any loan or credit agreement, note, bond, mortgage, indenture, lease, deed of trust, agreement, contract, commitment, license (including, without limitation, the Communication Licenses), franchise, permit, understanding, instrument, or obligation or other arrangement to which the Company or such Guarantor is a party or by which the Company, such Guarantor or any of their properties or assets may be bound or affected of any the Company or such Guarantor.

(e) This Agreement has been duly executed and delivered by the Company and each Guarantor and constitutes the legal, valid and binding obligation of the Company and the Guarantors, enforceable against the any loan or credit agreement, note, bond, mortgage, indenture, lease, deed of trust, agreement, contract, commitment, license (including, without limitation, the Communication Licenses), franchise, permit, understanding, instrument, or obligation or other arrangement to which the Company or such Guarantor is a party or by which the Company, such Guarantor or any of their properties or assets may be bound or affected in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. Forbearance Fees and Expenses. The Company, in accordance with and as required by the Transaction Documents, shall pay (the “Forbearance Fees and Expenses

Reimbursement”) in cash to Highbridge International, LLC and Citadel Equity Fund Ltd. up to $350,000 (the “Forbearance Fees and Expenses Reimbursement Cap”) for the professional fees and expenses of Schulte Roth & Zabel LLP, Venable LLP and a single financial advisor (the foregoing, the “Advisors”) incurred after July 3, 2008 and to be incurred in connection with various matters under the WorldSpace Notes through July 31, 2008 including, without limitation, to conduct a due diligence review of the Company. The Investor hereby acknowledges that Company has, prior to the date hereof, paid to Highbridge International, LLC and Citadel Equity Fund Ltd. an aggregate of $250,000 towards the Forbearance Fees and Expenses Reimbursement Cap. The Company shall pay to Highbridge International, LLC and Citadel Equity Fund Ltd. no later than July 31, 2008, an amount equal to the aggregate of any additional fees and expenses of the Advisors (as evidenced by written invoices provided to the Company by Highbridge International, LLC and Citadel Equity Fund Ltd.) in excess of $250,000 and up to the Forbearance Fees and Expenses Reimbursement Cap. All amounts of the Forbearance Fees and Expenses Reimbursement shall be paid to each of Highbridge International LLC and Citadel Equity Fund Ltd. in accordance with their respective pro rata holdings of the WorldSpace Notes: forty-three percent (43.0%) and fifty-seven percent (57.0%), respectively. If and to the extent that the fees and expenses of the Advisors through July 31, 2008 are less than $250,000, the remaining amounts shall be promptly refunded to the Company. For the avoidance of doubt, the Company and the Guarantors acknowledge and agree that the Fees and Expenses Reimbursement referred to in this Section 9 is a Secured Obligation under the Transaction Documents and part of the costs of the Investor that may be collected pursuant to Section 17 of the Bridge Note and Section 21 of the Convertible Note.

10. Expenses. All fees, costs and expenses incurred by the Investor in connection with this Agreement, including, without limitation, the fees and expenses of Schulte Roth & Zabel LLP, and each of the other documents, instruments and agreements executed in connection herewith, including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, implementation and enforcement of this Agreement, shall be paid by the Company in accordance with the terms hereof and the other New Transaction Documents.

11. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic transmission shall be equally effective as delivery of a manually executed counterpart.

13. Integration. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein. Any single or partial exercise of any right under this Agreement shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Investor (or any other Person whose consent is required pursuant to the terms of the New Transaction Documents), and then only to the extent in such writing specifically set forth. All remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Investor until the obligations of the Company under the WorldSpace Notes have been paid in full. The failure of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

14. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Company, the Guarantors and the Investor each of their respective successors and assigns.

15. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

16. Governing Law; Waiver of Jury Trial. Without limiting the applicability of any other provision of the WorldSpace Notes or any other New Transaction Document, the terms and provisions set forth in Section 8(d) of the Amendment Agreements (Governing Law; Jurisdiction; Jury Trial) are expressly incorporated herein by reference.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

COMPANY:

WORLDSPACE, INC.

By:
Name:
Title:

GUARANTORS:

AFRISPACE, INC.

By:
Name:
Title:

ASIASPACE LIMITED

By:
Name:
Title:

WORLDSPACE SATELLITE COMPANY LTD.

By:
Name:
Title:

WORLDSPACE SYSTEMS CORPORATION

By:
Name:
Title:

INVESTOR:

By:

By:
Name:
Title: